                                                                    EXHIBIT 4(l)


                      MARSH SUPERMARKETS, INC., as Issuer,

                               MARSH DRUGS, INC.,
                          MARSH VILLAGE PANTRIES, INC.
                               MUNDY REALTY, INC.,
                              MAR PROPERTIES, INC.,
                                 MARLEASE, INC.,
                           MARSH INTERNATIONAL, INC.,
                           MARSH CULTURAL GROUP, INC.,
                             LIMITED HOLDINGS, INC.,
                         CONVENIENCE STORE DISTRIBUTING
                                    COMPANY,
                                MARSH P.Q., INC.,
                            TEMPORARY SERVICES, INC.,
                            NORTH MARION DEVELOPMENT
                                  CORPORATION,
                            CONTRACT TRANSPORT, INC.,
                           CRYSTAL FOOD SERVICES, LLC,
                               LOBILL FOODS, LLC,
                            CONTRACT TRANSPORT, LLC,
                            MARSH SUPERMARKETS, LLC,
                              VILLAGE PANTRY, LLC,
                                MARSH DRUGS, LLC,
                            TRADEMARK HOLDINGS, INC.,
                           MARSH CLEARING HOUSE, LLC,
                         CONVENIENCE STORE DISTRIBUTING
                                  COMPANY, LLC,
                                CONVENIENCE STORE
                          TRANSPORTATION COMPANY, LLC,
                             CRYSTAL FOOD MANAGEMENT
                                SERVICES, LLC and
                             BUTTERFIELD FOODS, LLC

                             as Existing Guarantors,

                              PANTRY PROPERTY, LLC,
                                MS PROPERTY, LLC,
                                CF PROPERTY, LLC,
                                MD PROPERTY, LLC,
                                LB PROPERTY, LLC,
                                 McNAMARA, LLC,
                               MCN PROPERTY, LLC,
                                BF PROPERTY, LLC,
                              CSD PROPERTY, LLC and
                              FLORAL PROPERTY, LLC,

                          as Additional Guarantors, and

                 STATE STREET BANK AND TRUST COMPANY, as Trustee

                                   ----------

                          SECOND SUPPLEMENTAL INDENTURE

                          Dated as of January 28, 2000

                                  $150,000,000

                   8 7/8% Senior Subordinated Notes due 2007

        SECOND SUPPLEMENTAL INDENTURE, dated as of January ___, 2000, among Marsh Supermarkets, Inc., an Indiana corporation (the "Company"), Marsh Drugs, Inc., an Indiana corporation, Marsh Village Pantries, Inc., an Indiana corporation, Mundy Realty, Inc., an Indiana corporation, Mar Properties, Inc., an Indiana corporation, Marlease, Inc., an Indiana corporation, Marsh International, Inc., an Indiana corporation, Marsh Cultural Group, Inc. (f/k/a Maraines Greenery, Inc.), an Indiana corporation, Limited Holdings, Inc., an Indiana corporation, Convenience Store Distributing Company, an Ohio partnership, Marsh P.Q., Inc., an Indiana corporation, Temporary Services, Inc. (f/k/a S.C.T., Inc.), an Indiana corporation, North Marion Development Corporation, an Indiana corporation, Contract Transport, Inc., an Indiana corporation, Crystal Food Services, LLC, an Indiana limited liability company, LoBill Foods, LLC, an Indiana limited liability company, Contract Transport, LLC, an Indiana limited liability company, Marsh Supermarkets, LLC, an Indiana limited liability company, Village Pantry, LLC, an Indiana limited liability company, Marsh Drugs, LLC, an Indiana limited liability company, Trademark Holdings, Inc., a Delaware corporation, and Marsh Clearing House, LLC, an Indiana limited liability company, Convenience Store Distributing Company, LLC, an Indiana limited liability company, Convenience Store Transportation Company, LLC, an Indiana limited liability company, Crystal Food Management Services, LLC, an Indiana limited liability company and Butterfield Foods, LLC, an Indiana limited liability company, (collectively, the "Existing Guarantors"), and Pantry Property, LLC, an Indiana limited liability company, MS Property, LLC, an Indiana limited liability company, CF Property, LLC, an Indiana limited liability company, MD Property, LLC, an Indiana limited liability company, LB Property, LLC, an Indiana limited liability company, McNamara, LLC, an Indiana limited liability company, MCN Property, LLC, an Indiana limited liability company, BF Property, LLC, an Indiana limited liability company, CSD Property, LLC, an Indiana limited liability company, and Floral Property, LLC, an Indiana limited liability company, (collectively, the "Additional Guarantors"), and State Street Bank and Trust Company, a Massachusetts trust company, as trustee (the "Trustee").

        WHEREAS, the Company and the certain guarantors executed and delivered to the Trustee the Indenture dated August 5, 1997 among the Company, the Guarantors named therein and the Trustee; and

        WHEREAS the Company, the Existing Guarantors and the Trustee entered into that certain First Supplemental Indenture dated December 31, 1997, (as amended, the "Indenture"; each capitalized terms used herein which is not defined in this Second Supplemental Indenture shall have the meanings given to them in the Indenture);

        WHEREAS, each of the Additional Guarantors has become a Restricted Subsidiary since the date of the Indenture as supplemented;

        WHEREAS, certain of the Existing Guarantors desire to transfer certain of their assets to certain of the Additional Guarantors;

        WHEREAS, Section 1015 of the Indenture permits a Guarantor to transfer its assets to a Restricted Subsidiary if the Restricted Subsidiary transferee is a Guarantor or simultaneously executes and delivers a supplemental indenture to the Indenture providing for a Guarantee of the payment of the Securities by such Restricted Subsidiary on a senior subordinated basis;

        WHEREAS, each of the Additional Guarantors desires to become a Guarantor under the Indenture, as amended and supplemented hereby;

        WHEREAS, the addition of additional Guarantors under the Indenture will not adversely affect the interest of the Holders;

        WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, the Existing Guarantors, the Additional Guarantors and the Trustee have been done;

        NOW THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the premises, the Company, the Existing Guarantors and the Additional Guarantors agree with the Trustee as follows:

                                   ARTICLE ONE

                             AMENDMENT TO INDENTURE

Section 101. Execution of Guaranty.

        Simultaneously with the execution and delivery of this Second Supplemental Indenture, each of the Additional Guarantors shall execute and deliver to the Trustee a Guarantee in the form described in Section 205 of the Indenture.

Section 102. Additional Guarantors are Guarantors Under Indenture and
Securities.

        Each of the Additional Guarantors hereby expressly assumes each of the obligations of a Guarantor, and upon execution of the Guarantee described above and this Second Supplemental Indenture, the defined term "Guarantor" in the Indenture shall include each Additional Guarantor and the defined term "Guarantee" in the Indenture shall include the guarantee executed pursuant to
Section 101 of this Second Supplemental Indenture.

                                   ARTICLE TWO

                                  MISCELLANEOUS

Section 201. Counterpart Originals.

        The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 202. Governing Law.

        THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 203. Effectiveness.

        The provisions of this Second Supplemental Indenture will take effect immediately upon its execution and delivery to the Trustee.

      [remainder of page intentionally left blank; signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date and year first written above.

                                    MARSH SUPERMARKETS, INC.
                                    MARSH DRUGS, INC.
                                    MUNDY REALTY, INC.
                                    MAR PROPERTIES, INC.
                                    MARLEASE, INC.
                                    MARSH INTERNATIONAL, INC.
                                    MARSH CULTURAL GROUP, INC.
                                    LIMITED HOLDINGS, INC.
                                    MARSH P.Q., INC.
                                    TEMPORARY SERVICES, INC.
                                    NORTH MARION DEVELOPMENT
                                      CORPORATION
                                    CONTRACT TRANSPORT, INC.
                                    TRADEMARK HOLDINGS, INC.

                                    By: /s/ Don E. Marsh
                                        ----------------------------------------
                                            Name:  Don E. Marsh
                                            Title: President

                                    CRYSTAL FOOD SERVICES, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    LOBILL FOODS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    CONTRACT TRANSPORT, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    MARSH SUPERMARKETS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    VILLAGE PANTRY, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    MARSH DRUGS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    MARSH CLEARINGHOUSE, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    CONVENIENCE STORE DISTRIBUTING
                                    COMPANY, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    CONVENIENCE STORE TRANSPORTATION
                                    COMPANY, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    CRYSTAL FOOD MANAGEMENT SERVICES, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    BUTTERFIELD FOODS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    PANTRY PROPERTY, LLC
                                    By:     VILLAGE PANTRY, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    MS PROPERTY, LLC
                                    By:     MARSH SUPERMARKETS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    CF PROPERTY, LLC
                                    By:     CRYSTAL FOOD SERVICES, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    MD PROPERTY, LLC
                                    By:     MARSH DRUGS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    LB PROPERTY, LLC
                                    By:     LOBILL FOODS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    McNAMARA, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    MCN PROPERTY, LLC
                                    By:     McNAMARA, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    BF PROPERTY, LLC
                                    By:     BUTTERFIELD FOODS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    CSD PROPERTY, LLC
                                    By:     CONVENIENCE STORE DISTRIBUTING
                                            COMPANY, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer

                                    FLORAL PROPERTY, LLC
                                    By:     MARSH SUPERMARKETS, LLC
                                    By:     Marsh Supermarkets, Inc., its
                                            Chief Operating Officer
                                    By: /s/ Don E. Marsh
                                        ----------------------------------------
                                            Name: Don E. Marsh
                                            Title: President and Chief Executive
                                                   Officer

                                    MARSH VILLAGE PANTRIES, INC.
                                    CONVENIENCE STORE DISTRIBUTING COMPANY
                                    By:     Marsh Village Pantries, Inc., its
                                            General Partner
                                    By: /s/ Don E. Marsh
                                        ----------------------------------------
                                            Name:  Don E. Marsh
                                            Title: Chief Executive Officer

Attest:  /s/ P. Lawrence Butt
         ----------------------------
         P. Lawrence Butt, Secretary
         Marsh Supermarkets, Inc.
         Marsh Drugs, Inc.
         Marsh Village Pantries, Inc.
         Mundy Realty, Inc.
         Mar Properties, Inc.

         Marlease, Inc.
         Marsh International, Inc.
         Marsh Cultural Group, Inc.
         Limited Holdings, Inc.
         Marsh Village Pantries, Inc., as
             general partner of Convenience
             Store Distributing Company
         Marsh P.Q., Inc.
         Temporary Services, Inc.
         North Marion Development Corporation
         Contract Transport, Inc.
         Marsh Supermarkets, Inc.,
             as Chief Operating Officer of
             Crystal Food Services, LLC
             LoBill Foods, LLC
             Contract Transport, LLC
             Marsh Supermarkets, LLC
             Village Pantry, LLC
             Marsh Drugs, LLC
             Marsh Clearing House, LLC
             Convenience Store Distributing Company, LLC
             Convenience Store Transportation Company, LLC
             Crystal Food Management Services, LLC
             Butterfield Foods, LLC
             McNamara, LLC

Attest:  /s/ P. Lawrence Butt
         --------------------------------------
         P. Lawrence Butt, Assistant Secretary
         Trademark Holdings, Inc.

STATE STREET BANK & TRUST COMPANY,
as Trustee

By: /s/ Dennis Fisher
    -------------------------------------------
         Name: Dennis Fisher
         Title: Assistant Vice President